                             PP&L RESOURCES, INC.

            NOTICE OF GUARANTEED DELIVERY OF SHARES OF COMMON STOCK

  This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

    (a) certificates for shares (the "Shares") of common stock of PP&L Resources, Inc., a Pennsylvania corporation (the "Company"), cannot be delivered to the Depositary prior to the Expiration Date (as defined in the Company's Offer to Purchase dated August 14, 1998 (the "Offer to Purchase")); or

    (b) the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) cannot be completed on a timely basis; or

    (c) the Letter of Transmittal and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

  IF NONE OF THE ABOVE ARE APPLICABLE, THIS FORM NEED NOT BE COMPLETED.

  This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH BELOW OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE A VALID DELIVERY.

                   DEPOSITARY: NORWEST BANK MINNESOTA, N.A.

         By Mail:         By Hand or OvernightCourier:  By Hand New York Drop:

  Norwest Bank Minnesota,    Norwest Bank Minnesota,    The Depository Trust
           N.A.                       N.A.                    Company
      P.O. Box 64858       161 North Concord Exchange   55 Water Street, 1st
St. Paul, Minnesota 55164-  South St. Paul, Minnesota          Floor
           0858                    55075-1139        New York, New York 10041-
 Attention: Reorganization  Attention: Reorganization           0099
        Department                 Department

                          By Facsimile Transmission:
                                (612) 450-4163

                             Confirm by Telephone:
                                (612) 450-4110
                                (612) 450-4108

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Company at the price per Share indicated in this Notice of Guaranteed Delivery, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of both of which is hereby acknowledged, Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

-------------------------------------------------------------------------------
                                   ODD LOTS
-------------------------------------------------------------------------------

   To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares. The undersigned either (check one box):

 [_] is the beneficial or record owner of an aggregate of fewer than 100
     Shares, all of which are being tendered;

     OR

 [_] is a broker dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record owner and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.
-------------------------------------------------------------------------------

                          CHECK ONLY ONE BOX BELOW.
           IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                     THERE IS NO PROPER TENDER OF SHARES

-------------------------------------------------------------------------------
              SHARES TENDERED AT PRICE DETERMINED BY SHAREOWNER
-------------------------------------------------------------------------------

   By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER", the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A shareowner who desires to tender Shares at more than one price must complete a separate Notice of Guaranteed Delivery for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price.

       PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

-------------------------------------------------------------------------------
 [_] $24.50 [_] $24.75 [_] $25.00  [_] $25.25 [_] $25.50  [_] $25.75 [_] $26.00
-------------------------------------------------------------------------------
 [_] $26.25 [_] $26.50 [_] $26.75  [_] $27.00
-------------------------------------------------------------------------------

                                      OR

-------------------------------------------------------------------------------
          SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER
-------------------------------------------------------------------------------
 [_] The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE BOX INSTEAD
     OF ONE OF THE PRICE BOXES ABOVE, the undersigned hereby tenders Shares and is willing to accept the Purchase Price determined by the Company in accordance with the terms of the Offer. This action could result in receiving a price per Share of as low as $24.50 or as high as $27.00.
--------------------------------------------------------------------------------

(PLEASE TYPE OR PRINT)                    SIGN HERE
CERTIFICATE NOS. (IF AVAILABLE)

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------
               NAME(S)                                    SIGNATURE(S)

                                          DATED:                         , 1998
-------------------------------------            ------------------------
             ADDRESS(ES)

-------------------------------------     IF SHARES WILL BE TENDERED BY BOOK-
                                          ENTRY TRANSFER:

-------------------------------------     DTC ACCOUNT NUMBER:
                                                             ------------------

-------------------------------------
AREA CODE(S) AND TELEPHONE NUMBER(S)

--------------------------------------------------------------------------------
                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned is a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States and represents that: (a) the above-named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) such tender of Shares complies with such Rule 14e-4, and guarantees that the Depositary will receive (i) certificates representing the Shares tendered hereby in proper form for transfer, or (ii) confirmation that the Shares tendered hereby have been delivered pursuant to the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) into the Depositary's account at The Depository Trust Company together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, all within three New York Stock Exchange trading days after the date the Depositary receives this Notice of Guaranteed Delivery.


 -----------------------------------      -----------------------------------
         AUTHORIZED SIGNATURE                           ADDRESS



 -----------------------------------      -----------------------------------
          (NAME PLEASE PRINT)


 -----------------------------------      -----------------------------------
                (TITLE)                            (INCLUDING ZIP CODE)


 -----------------------------------      -----------------------------------
             NAME OF FIRM                     AREA CODE AND TELEPHONE NUMBER


                                          DATE:                       , 1998
                                                ----------------------

        DO NOT SEND CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES
                  MUST BE SENT WITH THE LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------


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